1
Exhibit 10.52
Execution Version
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT

(this “
Agreement ”) is made this 8
th

day of February
2023, by and

among Lesaka Techn

ologies, Inc., a

Florida corporation (“
Company
”) and

Steven John
Heilbron (“ Executive
”).

Each of the

Company and Executive is

a “
Party
” and, collectively,

they are
the “ Parties
.” In

this Agreement,

the Company

and its

subsidiaries are collectively

referred to

as the
“Group.”
WHEREAS
, the

Company desires

to employ

the Executive

and the

Executive desires

to be
so employed in accordance with the terms and conditions set forth herein.
NOW , THEREFORE
,

in

consideration

of

the

foregoing

and

the

mutual

covenants

and
promises in this Agreement, the Parties agree as follows:
1. Employment
.

Executive

will

be

employed

as

an

Executive

of

the

Group,

and
Executive

hereby

agrees

to

accept

such

employment

and

agrees

to

serve

in

such

positions,

all

in
accordance

with

the

terms

and

conditions

of

this

Agreement.

The

Parties

acknowledge

that
Executive’s

employment

relationship

with

the

Company

is

at-will

subject

to

the

notice

provisions
herein.

The period

of Executive’s

employment under this

Agreement shall

commence on

January 1,
2023

and

shall

continue

to

June

30,

2025

(such

period

of

employment,

the

“
Employment

Period
”)
subject to termination as set forth herein.

2.
Position and

Responsibilities
.

Executive will

report to

the Group

Chief Executive
Officer

(“CEO”)

and

will

perform

such

duties

as

may

be

assigned

to

Executive by

the

CEO

or

the
Board of

Directors of

the Group

(the “
Board ” )

from time

to time.

The Executive

will perform

all of
the

employment

duties,

responsibilities

and

job

functions

consistent

with

the

role

of

a

manager
serving

as

an

executive

officer

of

a

U.S.

publicly-traded

multinational

corporation

as

deemed
necessary or appropriate by the CEO and/or the Board of

Directors of the Company.

The Executive’s
role is expected to be more clearly defined by the CEO in the months following employment.

3. Location
.

The Parties agree that Executive may work remotely from

his home office
but

that

he

shall

make

such

business

trips

as

may

be

necessary

to

perform

his

duties

and
responsibilities.
4.

5.
Base

Salary.

During

the

employment

period,

the

Company

shall

pay

to

the
Executive a

base salary

at the

rate of

US$350,000 per year

(the “
Base

Salary
”), less

any applicable
tax withholding, payable in monthly instalments.
6.
Annual Bonus Incentive.

During the employment period, Executive shall be eligible
to receive incentive compensation as determined by the

Board from time to time in its

sole discretion.
The

Executive’s

expected

performance

range

cash

incentive

award

is

between

60%

and

120%

of
Executives Base

Salary.

The actual

amount of

Executive’s

bonus, if

any,

shall be

determined in

the
sole discretion

of the

Board, subject

to the

terms of

any applicable

incentive compensation

plan that
may be in effect from time to time.

To earn incentive compensation, the Executive must be employed by

the

Company

on

the

day

such

incentive

compensation

is

paid,

which

normally

occurs

during
September of each fiscal year.

It is recorded that

a cash incentive award for

fiscal 2023 was agreed in
October 2022 and the terms of that award are unchanged by this agreement.
7.
Equity

Grant

and

Stock

Incentive

Plan

Participation.

Executive

shall

also

be
eligible to participate in the Company’s

Amended and Restated 2022 Stock Incentive

Plan (the “
2022
Plan
”)

as

may

be

implemented

by

the

Board

from

time

to

time,

and

share

awards

made

under

the
2022 Plan are to be determined in the sole discretion of the Remuneration Committee of the Board.
8.
Other

Incentives.

During

the

employment

period,

Executive

will

be

entitled

to
participate

in

other

incentive,

medical

or

insurance

plans

and

programs in

effect

from time

to

time,
whether

pursuant to

this

Agreement, subject

to

the

approval of

the

Remuneration Committee

of

the
Board and

the terms

of such

plans and

programs. To

the extent

such plans

or programs

are based

on
the Executive’s base salary, the Company will procure that the Base Salary is used for that purpose.
9.
Compliance

with

Company

Policies
.

Executive

shall

comply

with

all

written
Company

policies,

standards,

rules

and

regulations

(collectively,

the

“
Company

Policies
”)

and

all
applicable

government

laws,

rules

and

regulations

that

are

now

or

hereafter

in

effect.

Executive
acknowledges receipt of copies of all

written Company Policies that are in effect

as of the date of

this
Agreement.
10. Leave Entitlement.

(a)
Annual

Leave.

The

Executive

acknowledges

that

he

will

qualify

for

25
working days' leave in respect of each completed 12-month period of service.
(b) Sick Leave
. The

Executive acknowledges

that he

will qualify

for sick

leave
as approved by the CEO.
(c)
Family

Responsibility

Leave
.

The

Executive

acknowledges

that

he

will
qualify for family responsibility leave as approved by the CEO.
11.
Restrictive

Covenants

Agreement
.

On

the

date

hereof,

Executive

shall

execute

a
restrictive covenants agreement, in

the form of

Exhibit A attached hereto

and made a

part hereof (the
“
Restrictive

Covenants

Agreement
”).

Any

breach

of

the

Restrictive

Covenants

Agreement

shall
constitute a breach of

this Agreement. Executive acknowledges that

the covenants and obligations set
forth in the Restrictive Covenants Agreement shall survive the termination of this Agreement.
12.
Termination

This Agreement may be terminated by the Company summarily at any time and without any payment in lieu of notice if, at any time, the Executive is guilty of misconduct or
commits

a

breach

of

a

material

obligation

under

this

Agreement

or

is

guilty

of

any

act

which

at
common

law

would

entitle

the

Company

summarily

to

terminate

this

Agreement.

The

Executive's
employment may

also be

terminated for

operational requirements

or for

any other

reason recognised
in law.

Except in the event

of a summary dismissal,

or by agreement, either

Party may terminate this
Agreement

by

giving

the

other

90

calendar

days’

prior

written

notice

of

termination.

Subject

to

applicable state

and federal

law,

the Executive

may also

be terminated

for other

reasons which

shall
constitute a

termination of this

Agreement.

Upon termination

of employment

under this

Agreement,
Executive shall resign or be removed from all positions with the Group.
13.
Modification and

Waiver
.

This

Agreement may

not be

modified or

amended, nor
may

any

provisions

of

this

Agreement

waived,

except

by

an

instrument

in

writing

signed

by

the
Parties.

No written waiver will be deemed to be a continuing waiver unless specifically stated therein,
and

each

such

waiver

will

operate

only

as

to

the

specific

term

or

condition

waived

and

shall

not
constitute a waiver of such term or

condition for the future or as to

any act other than that specifically
waived.
14. Notices
.

Any

notice,

consent,

waiver

and

other

communications

required

or
permitted pursuant to the provisions of this Agreement must

be in writing and will be deemed to

have
been properly given (a)

when delivered by

hand; or (c)

when sent by

email, in each

case to any

Party
at

the

mailing

address,

facsimile

number

or

email

address

set

forth

below,

or,

with

respect

to

any
Party set forth below,

at such other address, facsimile number or email address specified in writing by such Party to the other Parties in accordance with this Section 12:
If to the Board or the Company:
Lesaka Technologies, Inc.

President Place, 6
th

Floor
Cnr. Jan Smuts Avenue

and Bolton Road
Rosebank, Johannesburg, South Africa
Attn: Chris Meyer
Email: xxx
If to Executive: Steven John Heilbron
xxx
Email: xxx
15. Governing Law
.

This Agreement shall be governed

by the laws of the

State of New
York

and, to the extent applicable, U.S. federal

law, and the

Parties agree to submit to the jurisdiction
of the state and federal courts sitting in New York, New York for all disputes hereunder.
16. Counterparts
.

This

Agreement may

be executed

in

separate

counterparts and

may
be executed

by facsimile or

PDF copies, each

of which is

deemed to

be an

original and all

of which,
taken together, constitute one and the same agreement.
IN WITNESS

WHEREOF
, the

Company has

caused this

Agreement to

be executed

by its
duly authorized officer and Executive has signed this Agreement, as of the date first above written.

LESAKA TECHNOLOGIES, INC.
By:___/s/ Chris
Meyer__________________
Name: Chris G.B. Meyer
Title: Chief Executive Officer
EXECUTIVE
_/s/ Steven J. Heilbron_______________
Steven John Heilbron

Exhibit A
Restrictive Covenants Agreement